SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 8, 2010 (February 2, 2010)

Date of report (Date of earliest event reported)

Rotate Black, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-14039	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Suite 201

PETOSKEY, MI 49770

(Address of Principal Executive Offices) (Zip Code)

231/347-0777

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On February 2, 2010, Rotate Black, Inc (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the Chapter 11 Trustee of Cruise Holding II, LLC to purchase the gaming vessel “The Big Easy” for $3,000,000.  Pursuant to the Purchase Agreement, the Company paid a cash deposit of $125,000 and issued a note in the amount of $125,000, which was personally guaranteed by the Company’s Chief Executive Officer, John Paulsen.  The Purchase Agreement provides for a closing no later than March 15, 2010, subject to a single extension of no more than 30 days, at the election of the Company upon a payment to the Trustee of an additional cash deposit of $50,000.  The Purchase Agreement also provides that the $250,000 deposit shall be forfeited as liquidated damages in the event that the Company defaults, breaches the terms of the offer, or breaches the terms of any sale order that may be entered by the U.S. Bankruptcy Court for the Southern District of Florida.  You are encouraged to review each of the Exhibits for a full understanding of all material terms and conditions of the “Big Easy” transaction.

The above summary of the Agreement, which is pending Bankruptcy Court approval, is qualified in its entirety by the Purchase Agreement, Note and Personal Guarantee, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, including but not limited to the Company’s ability to close on or prior to March 15, 2010.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
10.1	Purchase Agreement
10.2	Note
10.3	Guarantee

Forward Looking Statement

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to the Company's ability to close on "The Big Easy" transaction or prior to March 15, 2010.  Such forward-looking statements speak only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc. (Registrant)

By:	/s/ JOHN C. PAULSEN
John C. Paulsen Chief Executive Officer

Date:  February 10, 2010

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